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INCORPORATED UNDER THE LAWS                                         COMMON STOCK
OF THE STATE OF DELAWARE                                          PAR VALUE $.01

                                     [PHOTO]


THIS CERTIFICATE IS TRANSFERABLE                         RIGHTS ATTACHED TO THIS
IN CANTON, MA, JERSEY CITY, NJ                             CERTIFICATE DESCRIBED
AND NEW YORK CITY, NY                                                 ON REVERSE

                                   CONOCO INC.
                                                               CUSIP 208251 50 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Conoco Inc., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile corporate seal and the facsimile signatures of its duly authorized officers.

[CONOCO LOGO]                                                          [SEAL]

                                       DATED
PRESIDENT AND CEO

                                       COUNTERSIGNED AND REGISTERED:
TREASURER                                    EquiServe Trust Company, N.A.
                                             TRANSFER AGENT AND REGISTRAR

                                       BY
SECRETARY                                    AUTHORIZED SIGNATURE


                                                      American Bank Note Company


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                                   CONOCO INC.

The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Transfer Agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

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
TEN COM        -   as tenants in common                UNIF GIFT MIN ACT - __________Custodian _____________
TEN ENT        -   as tenants by the entireties                             (Cust)              (Minor)
JT TEN         -   as joint tenants with right of                          under Uniform Gifts to Minors Act
                   survivorship and not as tenants                         _________________________________
                   in common                                                           (State)
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         Additional abbreviations may be used though not in above list.

         For value received, ___________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________

_____________________________________________________________________Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ________________________________


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
NOTICE:                                                        X_______________________________________________
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE                     (SIGNATURE)
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE     X_______________________________________________
WHATEVER.                                                                        (SIGNATURE)

 This certificate also evidences and entitles the holder        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
 hereof to certain Rights as set forth in the Rights            ELIGIBLE GUARANTOR INSTITUTION (BANKS,
 Agreement between Conoco Inc. (the "Company") and EquiServe    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
 Trust Company, N.A., as successor to First Chicago Trust       CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
 Company of New York (the "Rights Agent"), dated as of          SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
 October 19, 1998, as amended (the "Rights Agreement"), the     TO S.E.C. RULE 17Ad-15.
 terms of which are hereby incorporated herein by reference
 and a copy of which is on file at the principal offices of     ________________________________________________
 the Company.  Under certain circumstances, as set forth in     SIGNATURE(S) GUARANTEED BY:
 the Rights Agreement, such Rights will be evidenced by
 separate certificates and will no longer be evidenced by
 this certificate.  The Company will mail to the holder of
 this certificate a copy of the Rights Agreement, as in
 effect on the date of mailing, without charge, promptly
 after receipt of a written request therefor. Under certain
 circumstances set forth in the Rights Agreement, Rights
 issued to, or held by, any Person who is, was or becomes an
 Acquiring Person or any Affiliate or Associate thereof (as     _______________________________________________
 such terms are defined in the Rights Agreement), whether
 currently held by or on behalf of such Person or by any
 subsequent holder, may become null and void.
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